UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 16, 2010 (November 10, 2010)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475
Houston, Texas 77079
(Address of principal executive offices, including zip code)

voice:  (713) 353-9400
fax:  (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2010, our Board of Directors approved an increase in the size of our Board of Directors from six persons to seven persons and elected William O. Strange, age 77, to serve as a member of our Board of Directors effective November 17, 2010.  Mr. Strange also will serve on the Audit Committee.   Mr. Strange is a retired Partner of Deloitte & Touche, where he specialized in audits of SEC registrants for a variety of publicly-traded energy clients in exploration and production, petrochemicals, pipelines and oil services.  Mr. Strange joined Deloitte & Touche in 1964, made Partner in 1976 and retired from Deloitte & Touche in 2005.  Since 2005 he has been engaged in independent financial and accounting consulting services.

Mr. Strange has been awarded options to purchase 50,000 shares of our common stock.  The option grant will be effective on November 17, 2010, the date Mr. Strange’s appointment to our Board of Directors is effective, and will be made pursuant to our 2010 Equity Incentive Plan (the “Plan”).  The options will have an exercise price that will be the closing price of our common stock on November 16, 2010, the day before the effective date of the grant.  The options will vest 50% on November 17, 2011, which is the first anniversary of the grant date, and vest the remaining 50% on November 17, 2012, the second anniversary of the grant date.  The options will have a 5-year term.  The Plan was filed as Exhibit 10.1 to the Form S-8 we filed with the Securities Exchange Commission on June 14, 2010.  Mr. Strange’s option grant will be made pursuant to an Incentive Stock Option Agreement between us and Mr. Strange, the form of which was filed as Exhibit 10.2 to the Form S-8 we filed with the Securities and Exchange Commission on June 14, 2010 and is incorporated herein by reference.

In addition to the grant of the option to purchase 50,000 shares of our common stock, Mr. Strange will receive cash compensation of (i) $8,500 per quarter for services as a director; and (ii) $2,500 per quarter for service as a member of the Audit Committee.

Item 7.01                 Regulation FD Disclosure.

On November 11, 2010, we issued a press release entitled “Hyperdynamics Names William O. Strange to its Board of Directors”.  The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed”  for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01                      Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated November 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	November 16, 2010	By:	/s/ JASON D. DAVIS
		Name:	Jason D. Davis
		Title:	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated November 11, 2010